BOSTON FINANCIAL QUALIFIED HOUSING TAX CREDITS L.P. III
( A Limited Partnership )

EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Boston Financial Qualified Housing Tax Credits L.P. III (the “Partnership”) on Form 10-Q for the period ended June 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, the Principal Executive Officer and Principal Financial Officer, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

                                                                                                                                                                                                    /s/Kenneth J. Cutillo
                                                                                                                                                                                                    Kenneth J. Cutillo
                                                                                                                                                                                                    Principal Executive Officer and
                                                                                                                                                                                                    Principal Financial Officer
                                                                                                                                                                                                   Arch Street III, Inc., as
                                                                                                                                                                                                   Managing General Partner of
                                                                                                                                                                                                   Boston Financial Qualified
                                                                                                                                                                                                   Housing Tax Credits L.P. III

                                                                                                                                                                                                   Date:    August 16, 2010

A signed original of this written statement required by section 906 has been provided to the Partnership and will be retained by the Partnership and furnished to the Securities and Exchange Commission or its staff upon request.